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                                                                      Exhibit 10

                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and Statement of Additional Information and "Auditors" in the Prospectus and to the use of our reports (1) dated January 29, 1999 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the Marquee Variable Annuity contract owners, and (2) dated February 19, 1999 with respect to the statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company included in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4 No. 33-79502) and related Prospectus of The Peoples Benefit Marquee Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 27, 1999